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                                                                    EXHIBIT 99.1



TRICORD SYSTEMS, INC. REPORTS THIRD QUARTER 2000 FINANCIAL RESULTS

MINNEAPOLIS, MN (OCTOBER 25, 2000) - Tricord Systems, Inc. (Nasdaq: TRCD), today announced financial results for the third quarter and nine months ended September 30, 2000. Loss from continuing operations for the third quarter was $3,379,000, or 14 cents per share, compared to loss from continuing operations of $1,620,000, or 8 cents per share, for the third quarter of 1999 and $3,146,000, or 13 cents per share, for the second quarter of 2000. Loss from continuing operations for the nine months ended September 30, 2000 was $8,762,000, or 38 cents per share, compared to loss from continuing operations of $5,631,000, or 29 cents per share, for the same period in 1999. The losses from continuing operations reflect the ongoing development of the Company's revolutionary new server appliances and the related building of the Company's infrastructure.

The third quarter net loss, including the discontinued legacy server business, was $3,363,000 or 14 cents per share, compared to a net loss of $2,073,000, or 10 cents per share, in the third quarter of 1999.

Net loss for the nine months ended September 30, 2000 was $8,662,000, or 38 cents per share, compared to a net loss of $5,610,000, or 29 cents per share, for the same period in 1999. Cash at September 30, 2000 was $21,380,000, a net decrease of $3,511,000 compared to $24,891,000 at June 30, 2000 and a net increase of $18,298,000 compared to $3,082,000 at December 31, 1999.

Tricord is currently completing the development of its initial server appliance for network-attached storage. The product has been in limited external testing for the past three months, and the Company expects to enter the next phase of beta testing within a few weeks. Tricord plans to announce the product in mid-December 2000, with general availability expected in the second half of Q1, 2001.

ABOUT TRICORD
Tricord Systems, Inc. designs, develops and markets a line of innovative server appliances that enable critical business services ranging from data storage and content management to eCommerce. Based on revolutionary distributed file system technology, these intelligent, single purpose devices feature seamless aggregation with unprecedented ease of management. Founded in 1987, Tricord is based in Plymouth, MN, with offices in Colorado, California and Georgia. For general information, visit the Company's web site at www.tricord.com.

"Safe-Harbor" Statement Under Private Securities Act of 1995: The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact the Company's future results include, without limitation, the ability of the Company to complete development and release commercially its server appliance products, the ability to enter into OEM relationships or otherwise develop distribution capabilities, the market acceptance of Tricord-enabled products, the ability of the Company to protect and enforce its intellectual property rights, the ability of the Company to raise additional capital if needed and to maintain its cost structure in accordance with its operating plan, and other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

For more information, please contact:

MEDIA CONTACT:                                    FINANCIAL CONTACT:
Matt Harris, JWT Specialized Communications       Tricord Systems, Inc.
314-432-6300 or                                   Investor Relations,
Elizabeth Hersey,                                 763-551-6402
Tricord Systems, Inc.
763-551-6609



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                      TRICORD SYSTEMS, INC.
                     STATEMENTS OF OPERATIONS


                                                                          Three Months Ended             Nine Months Ended
                                                                             September 30,                  September 30,
(In thousands, except per share data)                                    2000            1999           2000           1999
                                                                     --------------  -------------  -------------- -------------
                                                                      (unaudited)    (unaudited)     (unaudited)   (unaudited)

 Operating expenses:
      Research and development (1)                                   $       1,671         610           3,703         1,847
      Sales and marketing (1)                                                1,355         336           2,337         1,793
      General and administrative (1)                                           559         364           1,442         1,099
      Amortization of stock-based compensation                                 155         357           1,930         1,079
                                                                     --------------  -------------  -------------- -------------

      Total operating expenses                                               3,740       1,667           9,412         5,818
                                                                     --------------  -------------  -------------- -------------

      Operating loss                                                        (3,740)     (1,667)         (9,412)       (5,818)
                                                                     --------------  -------------  -------------- -------------

 Other income (expense):
 Interest, net                                                                 352          48             644           164
 Other, net                                                                      9          (1)              6            23
                                                                     --------------  -------------  -------------- -------------
                                                                               361          47             650           187
                                                                     --------------  -------------  -------------- -------------

 Loss from continuing operations                                            (3,379)     (1,620)         (8,762)       (5,631)
                                                                     --------------  -------------  -------------- -------------

 Discontinued operations:
      Income (loss) from operations of legacy server business                    -        (246)              -           228
      Gain (loss) on disposal of legacy server business                         16        (207)            100          (207)
                                                                     --------------  -------------  -------------- -------------

      Income from discontinued operations                                       16        (453)            100            21
                                                                     --------------  -------------  -------------- -------------

 Net loss                                                            $      (3,363)     (2,073)         (8,662)       (5,610)
                                                                     ==============  =============  ============== =============

 Loss per share from continuing operations                           $       (0.14)      (0.08)          (0.38)        (0.29)
                                                                     ==============  =============  ============== =============

 Income (loss) per share from discontinued operations                $           -       (0.02)              -             -
                                                                     ==============  =============  ============== =============

 Net loss per share                                                  $       (0.14)      (0.10)          (0.38)        (0.29)
                                                                     ==============  =============  ============== =============

 Weighted average common shares outstanding,
      basic and diluted                                                     24,308      19,740          22,830        19,265
                                                                     ==============  =============  ============== =============

(1)  Excludes non-cash, stock-based compensation expense as follows:
      Research and development                                       $         107         125             969           385
      Sales and marketing                                                       12         125             168           386
      General and administrative                                                36         107             793           308
                                                                     --------------  -------------  -------------- -------------
                                                                     $         155         357           1,930         1,079
                                                                     ==============  =============  ============== =============
      Net loss per share                                             $       (0.01)      (0.02)          (0.08)        (0.06)
                                                                     ==============  =============  ============== =============

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                             TRICORD SYSTEMS, INC.
                            CONDENSED BALANCE SHEETS



                                                               ASSETS

                                                      September 30,                December 31,
(In thousands)                                             2000                        1999
                                                      ---------------             ----------------
                                                       (unaudited)

Current assets:
     Cash and cash equivalents                        $       21,380                        3,082
     Other current assets                                        177                           73
                                                      ---------------             ----------------
        Total current assets                                  21,557                        3,155

Equipment and improvements, net                                1,960                          277
                                                      ---------------             ----------------

     Total Assets                                     $       23,517                        3,432
                                                      ===============             ================



                                                LIABILITIES AND STOCKHOLDERS' EQUITY


Total current liabilities                             $        1,637                          530
                                                      ---------------             ----------------

Stockholders' equity:
     Common stock                                                244                          202
     Additional paid-in capital                              114,202                       86,604
     Accumulated deficit                                     (92,566)                     (83,904)
                                                      ---------------             ----------------
        Total stockholders' equity                            21,880                        2,902
                                                      ---------------             ----------------

     Total Liabilities and Stockholders' Equity       $       23,517                        3,432
                                                      ===============             ================


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